EXHIBIT 10.1

UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES, LTDA

March 20th 2007

(VIVO stamp)

This contract is entered into by the following Parties:

On one side, VIVO S.A., registered at the CNPJ/MF with the no. 02.449.992/0001-64., with its registered office at Av. Higienópolis, 1365, Centro Londrina-PR; by its subsidiary(ies) of RIO DE JANEIRO, registered at the CNPJ/MF with the no. 02.449.992/0181-01, with its office at Av. Ayrton Senna, 2200, Barra da Tijuca, Rio de Janeiro-RJ; of ESPIRITO SANTO, registered at the CNPJ/MF with the no. 02.449.992/0081-49, with its office at Av. Nossa Senhora da Penha, 275, Praia de Santa Helena, Vitória-ES; of BAHIA, registered at the CNPJ/MF with the no. 02.449.992/0142-03, with its office at R. Silveira Martins, no. 1036, Cabula, Salvador-BA; of SERGIPE, registered at the CNPJ/MF with the no. 02.449.992/0232-96., with its registered office at Av. Francisco Porto, 686, 13 de Julho, Aracaju – SE; of RIO GRANDE DO SUL, registered at the CNPJ/MF with the no. 02.449.992/0121-70., with its registered office at Av. José Bonifácio, 245, Farroupilha, Porto Alegre – RS; of SÃO PAULO, registered at the CNPJ/MF with the no. 02.449.992/0056-38, with its Office at Av. Roque Petroni Jr., 1464, Morumbi, São Paulo-SP; of DISTRITO FEDERAL, registered at the CNPJ/MF with the no. 02.449.992/0155-10, with its office at SCS Quadra 2, Bl. C, 226, 7th floor, Asa Sul, Brasilia-DF; of ACRE, registered at the CNPJ/MF with the no. 02.449.992/0096-25, with its office at Travessa Campo do Rio Branco, no. 450, Centro, Rio Branco-AC; of GOIÁS, registered at the CNPJ/MF with the no. 02.449.992/0089-04, with its office at R. 136-C, Quadra F-44, 150, Setor Sul, Goiânia-GO; of MATO GROSSO, registered at the CNPJ/MF with the no. 02.449.992/0072-58., with its registered office at Av. Getúlio Vargas, 1300, Centro, Cuiabá – MT; of MATO GROSSO DO SUL, registered at the CNPJ/MF with the no. 02.449.992/0183-73, with its office at Av. Afonso Pena, 2386, 1st floor, Centro, Campo Grande-MS; of RONDÔNIA, registered at the CNPJ/MF with the no. 02.449.992/0105- 50, with its office at R. Getúlio Vargas, 1941, Nossa Senhora das Graças, Porto Velho-RO; of PARÁ, registered at the CNPJ/MF with the no. 02.449.992/0111-07, with its office at Tr. Padre Eutiquio, 1226, Batista Campos, Belém-PA; in this act represented through its Article(s) of Association, hereinafter referred to as “VIVO”;

And on the other, TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LTDA, registered at the CNPJ/MF under the no. 008.462.355/0001-04, with its office at Rua Boa Vista, 186 – 8th floor, Centro, São Paulo-SP, hereinafter referred to as the “COMPANY”. Their legal representatives, undersigned, have agreed to enter into this Agreement, in accordance with the following clauses and conditions:

WHEREAS:

(i)	VIVO is the provider of the Mobile Personal Service (MPS), with its activity covering the States of RJ, ES, BA, SE, RS, SP, PR, SC, DF, AC, GO, MT, MS, TO, RO, PA, AM, AP, RR and MA;

(ii)	The Parties wish to offer their Clients, within the area of activity, Solutions of integration to their or third parties’ instruments of access to computational systems, through mobile devices on available wireless technologies, besides any other voice or data communication services allowed to mobile phones;

(iii)	The COMPANY owns products and services with different technical features and functionalities, classified as Services of Aggregated Value or Content, according to the definition given below in Clause 1 which, given its particularities, need to have specific rules and conditions for its implementation. For this reason, the hiring of each Service of Aggregated Value will be done through an individual instrument, to be named Specific Agreement, according to the definition foreseen in Clause 1 below. The Specific Agreement may also include an additional instrument that will include the terms and conditions for the provision of the Services of Aggregated Value, which will be specific and complementary to those found in the Specific Agreement.

UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES, LTDA

March 20th 2007

In witness thereof, the Parties sign this Umbrella Agreement for Provision of Services of Aggregated Value, in accordance with the following clauses and conditions:

1.	DEFINITIONS

1.1.	The definitions to be used in this Umbrella Agreement may be found below. The specific definitions for each system or service will be indicated in each Specific Agreement.

1.1.1	Services of Aggregated Value or Content – includes the products, services and/or contents that add new utilities to a telecommunications service that gives it support and with which is not bewildered, related to access, storage, presentation, motion or recovery of information, being these created by the COMPANY to be marketed, provided and/or distributed by any VIVO operator to the users of the Services of Aggregated Value using transmission of data or voice;

1.1.2	Specific Agreement – comprehends the document that will regulate the duties and rights demanded to and exercised by the Parties, to each new service to be added to this Umbrella Agreement, including, amongst others: (1) definition and technical features of the Services of Aggregated Value or Content to be supplied, its functionalities and a chronogram of implementation; (2) commercial model of payment; (3) responsibilities of the Parties and SLA, guaranteeing that the number of Services of Aggregated Value provided matches the number of Specific Agreements that have been signed. Each and every new Specific Agreement to be added to the Umbrella Agreement will integrate it, being inseparable from this instrument after being signed by the legal representatives of the Parties;

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(VIVO stamp)

1.1.3.	Clients – Legal or natural person interested in acquiring and/or making use of the Services of Aggregated Value of VIVO and/or the COMPANY, governed by the present Agreement, its Specific Agreements and other applicable documents;

1.1.3.1.	It is not included, under the definition of Clients, the workers of VIVO, reminding that they will have unlimited access to the Services of Aggregated Value, without making any payment to the COMPANY;

1.1.4.	Sole Window – billing documents’ delivery place, for its tax analysis and transferring procedure.

2.	OBJECT

2.1.	The present Umbrella Agreement defines the basic and common rules for the development of the provision of the Services of Aggregated Value, by the COMPANY to VIVO, under the conditions and through the instruments specified in this Umbrella Agreement and on each Specific Agreement.

2.2.	Through this Umbrella Agreement and its Specific Agreements, the COMPANY grants and authorizes to VIVO the usage rights and commercial exploration of the agreed Services of Aggregated Value.

3.	TERM

3.1 The Agreement will be valid from March 20th 2007 until March 19th 2008, being extended by the signing of the amendments by the Parties.

UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES, LTDA

March 20th 2007

3.2 The Specific Agreements to be signed by the Parties will define their own terms. Nevertheless, these terms may never exceed the term of this Umbrella Agreement.

4.	OBLIGATIONS AND RESPONSABILITIES OF THE COMPANY

4.1.	Without prejudice of the specific obligations that may be found in the Specific Agreements, the obligations of the COMPANY are the following:

4.1.1.	To comply with the terms described in the present Umbrella Agreement and provide VIVO with the Services of Aggregated Value in the conditions agreed in the Specific Agreements, making use of a team of work fully capable to perform its activities, as well as to guarantee its quality;

4.1.2.	To be responsible for the services provided for the performance of this Umbrella Agreement and Specific Agreements, undertaking to repair, at its own expenses and within the agreed deadlines, all the defects, errors, defaults, omissions as well as any other irregularities observed during its performance, within the limits hereby established, as well as to compensate VIVO for all the damages and losses arising from it;

4.1.3.	To develop and update, at its own expenses, the Services of Aggregated Value to be provided to the Client, keeping the contents constantly and regularly updated;

4.1.4.	To be fully liable, within the limits of its obligations, for penalties applied by the Ministry of Work and Social Security and/or other federal, state or municipal public agencies, for the purposes of this Agreement and/or its performance;

4.1.5.	To keep for 6(six) months, a complete file concerning the services provided by this Agreement and all the Services of Aggregated Value made available to the Clients, including, but not limited to, the date and/or content provided to the Clients and/or accessed by them, with due care, security and confidentiality, as well to provide reports when requested;

4.1.6.	To return, upon termination of this Agreement, all the documents received from VIVO and/or the ones containing information obtained during the performance of this instrument;

4.1.7.	To apply, during the performance of this Agreement, whatever is determined by Federal, State and Municipal laws, concerning traffic, insurance, labour duties and social security, accidents at work, safety and occupational health and all the remaining applicable legislation (providing also the equipments for individual protection deemed necessary), assuming all the obligations at its own responsibility, including fiscal and parafiscal obligations arising from it, being VIVO totally exempted from any duties or liabilities.

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(VIVO stamp)

4.1.8.	To respect the confidentiality of all data and information that VIVO provides or facilitates for the performance of this Agreement, as well as what concerns the project which is entered into and/or to its performance, being therefore forbidden the total or partial reproduction, demonstration or provision of any information to third parties, including VIVO suppliers, without its previous authorization;

UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES, LTDA

March 20th 2007

4.1.9.	To comply and demand compliance from its employees, both agents and contractors, with all the responsibilities undertaken by this Agreement;

4.1.10.	To bear all the expenses with displacement, travelling, transportation, food, lodgement, insurance of its employees/agents, deemed necessary to the performance of the services part of this Agreement;

4.1.11.	To be responsible for the payment of all the tributes levied or that might be levied over the activities relating with the performance of this agreement, therefore not leaving any obligation to VIVO on that regard;

4.1.11.1.	The COMPANY will be liable for any insufficient or undue tax collection and for any tax offenses that may result from the performance of the agreement.

4.1.12.	To guarantee the quality of its applications and the Services of Aggregated Value, maintaining the levels agreed, as well as to provide technical assistance to VIVO, 24 (twenty-four) hours per day, 7 (seven) days a week (24x7), in accordance with the SLA signed by the Parties on each Specific Agreement, with the opening of phone lines or e-mail services, with full speed and convenience, according with a help-desk flow that will be defined by VIVO after the signing of this Umbrella Agreement;

4.1.13.	To provide, according with the needs and requests of VIVO, all the mechanisms of security and protection, such as firewalls, virtual private networks (VPN), data cryptography through the use of certifying entities, public key infrastructure (PKI).

4.1.14.	To be responsible for all the content of the Services of Aggregated Value created by third parties that hold a commercial relationship with the COMPANY with the purpose of providing the Services of Aggregated Value, always complying with the legal restrictions, specially the right of possession, ownership, author and/or intellectual property rights, ethic and applicable customs, as well as any commercial operations or services hired by the Clients, being solely liable, within the limits of its liability and as far as it is proved to be guilty, for all the damages caused to VIVO and to the Clients, including compensation to VIVO of the amount of the compensations judicially or extra judicially established;

4.1.15.	To hold the rights or licenses of all the author and/or intellectual property rights of the Services of Aggregated Value which are part of this Umbrella Agreement and its Specific Agreements, complying with all legal provisions and always exempting VIVO from any liability, before the COMPANY or any third parties, in matters of rights, licenses or author and intellectual property, regarding the Services of Aggregated Value;

4.1.16.	To ensure VIVO that the Agreement hereby signed does not constitute a breach of any legal mechanism or the violation of third parties’ author and/or intellectual property rights, regardless of the Country where those third parties are established, the brands, commercial secrets and other third party’s rights, keeping VIVO informed and exempted of any future litigation related with the present agreement, being therefore exempted of any liability, whether jointly or subsidiary.

4.1.17.	To exempt VIVO of any liability before the Clients for the undue access to the Services of Aggregated Value transmitted during the provision of the Services of Aggregated Value by third parties.

4.1.17.1.

It shall be deemed undue access the one performed through instruments others than the ones agreed by the Parties or those contemplated in this Umbrella Agreement and its Specific Agreements, as long as performed outside of the operational environment of VIVO, becoming the COMPANY fully responsible for the disclosure of the

UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES, LTDA

March 20th 2007

diligences that may be taken by the employees, subcontractors or the agents responsible for the update and remittance of the Services of Aggregated Value to VIVO and/or the eventual illegal use of the network by the COMPANY’s employees, subcontractors or agents;

4.1.18.	To inform VIVO, with a 30 (thirty) days notice, for its own approval and suitability, of any change in the topology of the network interconnection of elements, of any preventive or planned change in the broadcast operation, of changes in the layouts and/or chronograms update of the Services of Aggregated Value;

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(VIVO stamp)

4.1.19.	To submit for prior written approval of VIVO and with no less than a 10 (ten) days notice, the advertising material and the timetables for broadcasting advertises and publicity related with the advertisement of the Services of Aggregated Value.

4.1.20.	To ensure, under penalty of law and specially of the Consumer Protection Code, the existence of a Client’s support channel, to clarify about the services provided by the COMPANY, which are contemplated in the Specific Agreements, advertising this channel efficiently on the media and authorizing VIVO, with full effect from now onwards, to advertise it as well. This channel will mandatorily become a part off all the communication used in the advertisement of the services provided by the COMPANY, being the latter responsible to perform all the updates deemed necessary.

4.1.21.	To ensure the operation of the Infrastructure deemed necessary for the implementation of the integration solutions provided by instruments of wireless technology and for the supply of the Services of Aggregated Value.

4.1.22.	To inform VIVO of any programmed disruption, update or change in the systems that may compromise the regular provision of the Services of Aggregated Value, according with the agreed in this Umbrella Agreement and/or Specific Agreements, with a minimum of a 48 (forty-eight) hours notice.

4.1.23.	To disclose, in a clear and comprehensible way for the Client, the cost of the Services of Aggregated Value in the various communication channels, as well as the discrimination of the terminals on which there will be a limitation of access.

4.1.24.	To adequately guide and inform VIVO and its Clients, during the term of this Agreement, about the necessary resources, features and ways of using the Services of Aggregated Value.

4.1.25.	To transfer to VIVO and/or the new COMPANY appointed by VIVO, all the database collected from VIVO during the provision of the Services of Aggregated Value, in the event of termination, whether motivated or not, of this Umbrella Agreement and/or any Specific Agreement.

4.2.	The COMPANY will also be held liable for the damages or losses caused to VIVO and/or third parties, as long as they result and are proportionate with the obligation and liabilities of the COMPANY arising from this Umbrella Agreement or Specific Agreements.

UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES, LTDA

March 20th 2007

4.3.	The COMPANY will be held liable for the amounts eventually incurred by VIVO as a result of a judicial action and/or joint, subsidiary or isolated administrative action, resulting, directly or indirectly, from the performance of this Agreement and its Specific Agreements, bearing every pecuniary amounts resulting from the action, as well as judicial fees, costs, attorney’s fees, collapsing, etc.

4.4.	The COMPANY ensures that the Services of Aggregated Value to be provided within the meaning of this Umbrella Agreement and Specific Agreements do not violate author rights, intellectual property, patents, brands, commercial secrecy or equivalent, of a third party, under penalty of having to compensate for the losses and damages arising from it.

4.4.1.	If a third party takes legal action claiming that the product provided by the COMPANY during the performance of this Agreement and its Specific Agreements has violated patents or author rights, the COMPANY will bear all the costs inherent to the action and possible sentence, trying to obtain from VIVO the right to continue to use the product and/or to modify and/or to replace for other products that are functionally equivalent, always within the object of the Agreement. If none of those options appear to be feasible, the COMPANY will refund VIVO on the amount disbursed by the latter.

4.5.	The COMPANY is forbidden to use, to refer to or to quote the name or logo of VIVO in any propaganda or advertising, without the previous and express consent of VIVO.

4.6.	The COMPANY undertakes to comply with the conditions of the employer, boss or manager, regarding the people that may be hired by the COMPANY for the performance of this Umbrella Agreement and its Specific Agreements, assuring to VIVO the reimbursement for any damages caused by these people, as well as the payment for all and any compensation resulting from the liability that may fall over the latter as a result of the performance of this Agreement, including the cases where the COMPANY sub-hires or hires manpower to a third party for the performance of this Agreement, which only may occur with the previous and express authorization of VIVO.

4.7.	It is a duty of the COMPANY to immediately exclude VIVO from all and any judicial or administrative procedure that may be initiated/filed by an employee of the COMPANY, third parties or government agency, as a result of this Agreement and/or its performance, exempting VIVO from any liens and liabilities;

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(VIVO stamp)

4.8.	The Parties agree that, for all the purposes, the COMPANY shall be considered the one and only employer of their employees and agents designated for the development of the activities which are part of this Umbrella Agreement and its Specific Agreements, having the COMPANY to appoint for the performance of these activities personnel with a regular employment contract, in full compliance with the labour legislation in force.

4.8.1. The company holds full liability, whether present, past or future, over the labour, tax and social security charges arising from the relation with the employees, exempting VIVO from any obligations and assuming the compromise to promptly reimburse VIVO of any charges or costs that the latter had to bear.

4.9.	If any labour claims are filed by employees of the COMPANY and/or its consortiums or subcontractors towards VIVO, in relation with this Umbrella Agreement and its Specific Agreements, the COMPANY

UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES, LTDA

March 20th 2007

hereby authorizes VIVO to withhold from the due monthly invoices the necessary amount for the payment of the claimed values, its charges and inherent judicial fees, based on the estimated risk valued by the labour calculations made by a VIVO expert, even if for the settlement of the judicial action. The deduction shall be performed 30 (thirty) days after the first hearing, assuming that VIVO is not excluded from the deal or agreement between the COMPANY and the Claimant.

4.9.1. As a replacement of the withholds set forward in the previous Clause, the Company may opt for a deposit or a bank guarantee of an amount equivalent to that of the accrual made by VIVO as a result of the procedure, which guarantee shall be duly constituted and reported to VIVO, within the same period.

4.9.2.	The amounts withhold because of this authorization will be immediately liberated to the COMPANY, or any other Party duly authorized by the latter, as soon as it is proven before VIVO the condition of res judicata of the legal action(s) which were in the origin of the withhold.

4.10.	The COMPANY will be solely liable for the performance of this Umbrella Agreement and its Specific Agreements before VIVO, considering that all the parallel obligations to the Agreement or subrogated by the COMPANY to its subcontractors/sub-providers will be of the sole responsibility of the COMPANY. It is hereby agreed between the parties that any subcontract and/or sub-provision needs to be previously and formally accepted by VIVO.

4.11.	VIVO may, through the application of its own criteria, veto all and any content made available by the COMPANY.

4.12.	The COMPANY will not generate or transmit any information to VIVO or its Clients that: (i) is fake or dubious; (ii) violates the privacy of third parties or harms them in any way; (iii) incites, in any way, racism against minorities or any other form of political or religious fanaticism, discriminating groups of people or ethnicities; (iv) is obscene, such as pornography, paedophilia, etc; (v) violates the rights of third parties, including, but not limited to, intellectual property rights and/or creating and forward unsolicited (SPAM) or unfounded Services of Aggregated Value; (vi) mentions any kind of propaganda involving competitors of VIVO; (vii) vindicates the use drugs and traffic; (viii) offends the Laws, moral, ethics and customs; (ix) is anyhow forbidden or not recommended to a certain age group, except when previously requested and authorized in written by VIVO, which will be responsible to create an information channel where the information will be channelled in a differenced way; (x) vindicates narcotics, cigarettes, alcoholic beverages; (xi) encourages participation on illegal gambling; (xii) has an advertising, promotional or propaganda connotation, or shows preference for a certain company or brand, except when previously requested and authorized in written by VIVO, which will be responsible to create an information channel where the information will be channelled in a differenced way.

5.	INTELLECTUAL PROPERTY

5.1.	The Parties, individually, hold their rights of intellectual and industrial property related with the scope of this Umbrella Agreement and its Specific Agreement and should establish for that purpose written adjustments, dully signed by the legal representatives of both Parties, providing for the ownership of those rights when resulting from joint effort. The existing intellectual or industrial property rights, or those that might be acquired or licensed by one of the Parties, will not be given to the other.

UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES, LTDA

March 20th 2007

6.	OBLIGATIONS AND RESPONSIBILITIES OF VIVO

6.1 The obligations and responsibilities of VIVO are the following:

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6.1.1. To be responsible to inform the Clients that the Services of Aggregated Value transferred as result of the Services of Aggregated Value rendered, shall have limited application to private and non commercial usage.

6.1.2. To allow the employers of the COMPANY, which were expressly appointed by it, to enter the facilities anytime needed in order to grant the performance of the Services of Aggregated Value and as long as they carry identification cards, at the time previously scheduled, according to VIVO’s human resource policy.

6.1.3. To provide for a skilled professional in order to help the COMPANY processing the integration of the Services of Aggregated Value in the platforms and control systems, according to the chronogram and conditions pre-established between the Parties.

6.1.4. Install firewalls and security devices in their Network and within the technical patterns adopted by the market, in order to avoid the undue access by Clients and third parties to the software involved in the rendered Services of Aggregated Value.

6.1.4.1. Despite the content of the previous clause, VIVO will not be liable for the interception of the Services of Aggregated Value which are eventually transferred as result of the Services of Aggregated Value rendered, whenever they are used outside its networks.

6.1.5 Answer and clarify the Client’s doubts concerning their services, through their Answering Channels.

6.1.6. Immediately notify the COMPANY whenever it has knowledge of an infraction to the COMPANY’s rights as provided for in the Umbrella Agreement and its Specific Agreements, providing all the information and data available in order to help it to take appropriate measures against the offender.

6.1.7. Make the billing collection to the Clients for the Services of Aggregated Value provided in compliance with the Umbrella Agreement and its Specific Agreements, through the invoice issued.

6.1.8. Pay the COMPANY in accordance with the established in this Umbrella Agreement and its Specific Agreements.

6.2. VIVO is not liable if the Services of Aggregated Value are not received due to the occurrence of a fact or situation that prevents the activity, such as: absence or degradation of signal, permanent or temporary, equipment failure, energy or transmission blackout, blockage of the movable service as an inactive user of the Pre-paid System, suspension requested by the client (not making or receiving phone calls), the receiver is in an analogue coverage area, the receiver has the mobile phone disconnected or is outside of VIVO’s coverage area, the receiver holds an analogue movable station or any other technical impossibility.

UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES, LTDA

March 20th 2007

6.2.1. VIVO cannot be held liable for losses and damages arising from activities that were not materialized or accomplished because the Services of Aggregated Value were not received.

7.	PRICE AND CONDITIONS OF TRANSFER

7.1. For the Services of Aggregated Value, the amounts to be transferred from VIVO to the COMPANY will be calculated in accordance with the commercial model determined in each Specific Agreement, and based on the gained net value, which means the amounts effectively received from the clients, deducted the contributions, taxes and fiscal and parafiscal fees that fall upon the Services of Aggregated Value.

7.2. VIVO, when considered by tax legislation as a substitute tax, will make the lien of the respective taxes that fall upon this Umbrella Agreement and its Specific Agreements.

7.3. Once the month that concerns the provision of Services of Aggregated Value has ended, VIVO shall send, within 30 (thirty) days, a report by e-mail with the net values gained by VIVO, including the amounts that shall be transferred to the COMPANY.

7.3.1. If the reports provided by VIVO need any adjustments, the Parties shall find solutions during the following months.

7.3.1. The Parties may audit accounts, documentation and reports of the other PARTY regarding a specific month they deem necessary, as long as a written communication is sent at least with a 7 (seven) days notice. The audit is made by a specialized company, designated by common agreement between the Parties. If the accounts are considered to be wrong, the expenses of the audit shall be borne by the audited company and the amounts shall be adjusted. Meanwhile, if the accounts are considered to be correct, the PARTY that requested the audit shall bear the respective cost.

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7.4. In case of agreement, the COMPANY shall issue the billing documents until the 18th (eighteen) day of the moth after the report mentioned on clause 7.3. has been sent, according to the Tax Department of VIVO:

7.4.1. VIVO shall send to the COMPANY, via e-mail, all the policies regarding the issuance and delivery of the appropriate billing documents in the Sole Window, which are determined by the Tax Department of VIVO:

7.4.1.1. To any adjustments and/or update on the Tax Department policies mentioned, VIVO undertakes to send them, in a reasonable time, in order for the COMPANY to be able to correctly forward the accurate billing documents.

7.4.2. If the COMPANY does not comply with VIVO’s Tax Department policies, VIVO may refuse the respective billing documents, and the COMPANY undertakes to issue it again;

7.4.3. VIVO will not be held liable for the non compliance with the time limits established in clause 7 of this agreement and especially in what refers to the transfer conditions, in the event the COMPANY has not complied with the policy of VIVO’s Tax Department and, therefore, has not reissued the billing documents.

UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES, LTDA

March 20th 2007

7.5. As long as the billing documents are delivered in the time limit and conditions established on clause 7.4 above, the transfer(s) shall be made not later than 40 (forty) days after the billing documents have been received in the Sole Window of VIVO.

7.6. All the transfers due by VIVO to the COMPANY shall be made by deposit in the current account.

7.7. In the event of delays on the transfers, to the amounts due shall be added a delay interest of 6% (six percent) per year, “pro rata tempore”, since the due date until the day they are effectively paid.

7.8. The proof of bank deposit concerning the transfers will be documental evidence of full, general and unrestricted receipt, and the COMPANY is not entitled to any other kind of collection regarding the Umbrella Agreement and its Specific Agreements;

7.9. The invoices shall contain the following mandatory information:

7.9.1. Supplier Code:

7.9.1. Number and date of the order of supply;

7.9.2. Number and date of the contractual agreement;

7.9.3. Managing body of the Umbrella Agreement and its Specific Agreements;

7.9.4. Type of service executed and/or supplied material;

7.9.5. Identification of the part to be transferred;

7.9.6. Period of execution of the Service of Aggregated Value;

7.9.7. Name, agency and code of the bank of the COMPANY;

7.9.8. Address of the COMPANY;

7.9.9. Number of the current account of the COMPANY.

7.10. The billing documents shall be issued on behalf of VIVO S/A, one for each of the regional agencies according to the information below, and with the correspondent amounts received in the reports mention in clause 7.3. However, all documents shall be delivered at Av. Roque Petroni Júnior, 1464 – Andar Térreo – Expedição/Janela Única – São Paulo/SP – Cep: 04707-000- A/C: Gerência Parcerias;

7.10.1. VIVO S.A.: Av Higienópolis, 1365, Centro, Londrina – PR, CEP 86010-010, CNPJ 02.449.992/0001-64/IE:9.015 982.664

7.10.2. VIVO S.A. (São Paulo): Av. Roque Petroni Júnior, 1464 – Morumbi – São Paulo – SP CEP 04707-000 CNPJ: 02.449.992/0056-38/ IE:149403936110

7.10.3. VIVO S.A. (Rio de Janeiro): Av. Ayrton Senna, 2.200 Barra da Tijuca – Rio de Janeiro – RJ – CEP: 22775-003 CNPJ: 02.449.992/0181-01/IE: 85.202.928.

7.10.4. VIVO S.A. (Espírito Santo): Av. Nossa Senhora da Penha, 275, Praia de Santa Helena – Vitória – ES CEP 29055-131 CNPJ: 02 449.992/0081-49/IE: 819 (VIVO stamp and illegible signature)

(illegible signature)	(VIVO stamp)	(VIVO stamp and illegible signature)
(Illegible signature)

UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES, LTDA

March 20th 2007

(VIVO stamp)

7.10.5. VIVO S.A. (Bahia): Rua Silveira Martins, 1036, Cabula – Salvador – BA, CEP 41150-000 CNPJ: 02.449.992/0142-03/IE: 48.002.420

7.10.6. VIVO S.A. (Sergipe): Av. Francisco Porto, 686, Praia 13 de Julho – Arcajú – Sergipe – SE CEP 49020-120 CNPJ: 02.449.992/0232-96/IE:27096176-3.

7.10.7. VIVO S.A. (Rio Grande do Sul): Av. José Bonifácio, 245- 7 andar – Farroupilha – Porto Alegre – RS – CEP 90040-130 CNPJ 02.449.992/0121-70/ IE: 096/314829-0.

7.10.8. VIVO S.A. (Distrito Federal): Setor Comercial Sul, Quadra 02, Bloco C, 226, 1º andar – Brasília – DF, CEP 70319-900, CNPJ: 02.449.992/00155-10/ IE: 07.480.356/002-16.

7.11. If the COMPANY sends insufficient or incomplete documentation, it will be returned in order to be corrected, and the time limit for the corresponding transfer will start whenever the documents are received again, as long as they are complete and correct.

7.12. If the bank or the current account number changes, the COMPANY shall send a communication to VIVO, with a 30 (thirty) days notice, with the new bank and/or the new account, otherwise the deposit may be made in the account previously indicated.

7.13. VIVO has permission to withhold from any credits of the COMPANY related to the Umbrella Agreement and its Specific Agreements, the amounts that correspond to fines applied for delay in the performance of the agreement, fines and/or sentences judicially imposed and/or by supervisory authorities and/or damages caused to VIVO or third parties due to this Umbrella Agreement and its Specific Agreements or their performance.

7.14. The negotiation of titles related with the transfers provided for in this clause shall only be effective with previous and express permission of VIVO.

7.15. Considering the type of transfer hereby established, the COMPANY is expressly prevented to issue or authorize the issuance of any kind of bank billing documents, as well as to promote the deduction of titles in financial institutions and/or factoring companies or, in addition, to record or burden in any way potential credits or credit rights over VIVO due to the performance of the Umbrella Agreement and its Specific Agreements.

7.16. All the contributions (taxes, fees, and other contributions) which are owed in compliance with and arising from, directly or indirectly, the Umbrella Agreement and its Specific Agreements, do constitute a burden of liability on the taxpayer as defined in Tax Law.

8.	TERMINATION

8.1 The present Umbrella Agreement and its Specific Agreements may, upon consideration of the guiltless party, to be considered terminated in full right, despite the notice or judicial or extrajudicial notification in the following situations:

8.1.1. Partial or full default of any provisions of this Umbrella Agreement and its Specific Agreements, the defaulting party does not correct/amend the infraction within the time limit of 10 (ten) days counted from the date that the notification issued by the other party is received;

8.1.2. Reiteration of the provision established on clause 8.1.1.

8.1.3. Declaration of bankruptcy, judicial recovery, judicial or extrajudicial dissolution or liquidation of any of the Parties.

8.1.4. Unforeseeable circumstances or force majeure duly corroborated, which prevents the performance of the Umbrella Agreement.

UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES, LTDA

March 20th 2007

8.15. If the criminal record of the COMPANY is not approved by VIVO, or if the former has legal, commercial, judicial or legislative restrictions.

8.2. The present Umbrella Agreement and its Specific Agreements may be terminated at any time by any Party, without any burden or fine, through a prior written notice of at least 60 (sixty) days to the other Party.

8.3. Each Specific Agreement may define specific forms, procedures, time limits and fines in case of their termination. Otherwise, the procedures provided for in clause 8 shall be applied.

8.4. The termination of the Umbrella Agreement determines the automatic termination of all the Specific Agreements.

8.5. The termination of a Specific Agreement does not determine the termination of the Umbrella Agreement.

(illegible signature)	(VIVO stamp)	(VIVO stamp and illegible signature)
(Illegible signature)

(VIVO stamp)

8.6. Without prejudice to what is determined in this Clause and in the remaining provisions set forth in the Specific Agreement(s), the CLIENT’s customer service obligations shall be maintained and performed by the COMPANY until the end of the term of the respective Specific Agreement(s). The COMPANY is required to guarantee what is determined on the Clause 4.1.24 above, for 5 (five) working days counted from the suppression of any service.

8.7. The Parties agree with the suspension or the termination of this agreement, free of any additional liens or charges, following ANATEL (Telecommunications National Agency), any judicial authority and/ or consumer protection agencies determination to do so, as long as such determination does not steam from any of the Parties’ fault.

8.8. If this Agreement or any Specific Agreement related with it terminates, regardless of the reason, all the amounts given from the COMPANY to VIVO, according to the conditions set forth on clauses 8.8.1 to 8.8.3, which have not yet been reimbursed or amortized, shall be returned in a single installment, duly corrected by the IGP-DL, within 15 (fifteen) days counted from the date of the above mentioned suppression, namely:

8.8.1. The amounts paid as advanced profits from this Agreement’s object.

8.8.2. The amounts paid as minimum profits from this Agreement’s object.

8.8.3. The amounts paid as reimbursement of expenses paid for the creation, modification, total or partial improvement of this Agreement’s object.

9.	CONFIDENTIALITY AND PRIVACY

9.1. The Parties, its directors, agents and employees shall keep total secrecy about all data and information provided by the other party or obtained from any other source, to assure compliance with the Umbrella Agreement and its Specific Agreements, for at least 5 (five) years after its termination.

9.2. The Parties acknowledge that the information obtained during the performance of this Umbrella Agreement and its Specific Agreements can only be used to achieve the aims directly related to the object of this Agreement.

UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES, LTDA

March 20th 2007

9.3. The information and data disclosed by the Parties, or by any other means received by one of the parties regarding or depending on this Umbrella Agreement and its Specific Agreements (either before its conclusion or during its term) shall be disclosed only to assess information, in order to allow the performance and the compliance with this Umbrella Agreement and its Specific Agreements.

9.4. The Parties are fully liable for any unauthorized disclosure, made by any of its employees, agents, staff or representatives who have received information, and shall take administrative and judicial action in order to prevent them from disclosing or using, in a prohibited or non authorized way, such information.

9.5. The Parties shall keep secrecy of all and any information regarding the business and activities of the other party, independently of how such information was or has been obtained. The Parties agree not to use any of the referred information except for the aims here allowed, as well as not to disclose or use, in a prohibited or in a not allowed way, such information, except if authorized in writing by the other party.

9.6. The parties shall adopt the required measures to assure the compliance with the provisions set in this clause. At any time the Parties shall protect the other party’s information with the same care and adopting the same measures used to preserve the confidential character of its own confidential information.

9.7. The use or access by any of the parties of systems and/ or programs necessary to the performance of the services now hired, does not interfere with the rights of copy, sale, license, rental or any other form of transfer of programs and documents provided to them or to which they had access by any other mean.

9.8. The Parties acknowledge that they are not allowed, in any cases and irrespective of the purposes, to use, copy, disclose, transfer, give, sell by any means or to provide information and/or data, from the other party or from third parties, obtained as a result of this agreement, being obliged to give confidential treatment to such information or data, otherwise that shall be deemed as a breach of contract.

9.9. The Parties acknowledge, immediately, that the information provided by the other party, related to any of its data and information, are its exclusive property, and that they are not allowed to keep copies or to dispose by any means, at any time, and for any aim, except for the performance of this Umbrella Agreement and its Specific Agreements, being obliged to give confidential treatment to that information or data, otherwise that shall be deemed as a breach of contract.

(illegible signature)	(VIVO stamp)	(VIVO stamp and illegible signature)
(Illegible signature)

(VIVO stamp)

9.10. The Parties shall keep the most complete and absolute confidentiality of all data, materials, details, information, documents, commercial or technical specifications, innovations and improvements, which were created or developed, exclusively or partially, by the other party or by third parties even if related to the to the hired services, and from which they have knowledge or have access or have been entrusted in result of this Umbrella Agreement and its Specific Agreements; they cannot, for any reasons, disclose, reproduce, use, or inform third parties, otherwise the legal penalties shall be applied.

9.11. The Parties are obliged to destroy, only in the place provided by the other party, all data containing information from the other party, its employees, its clients and/or third parties and to allow the other party to destroy all memory files of the machines and of other equipments used in the performance of this Umbrella Agreement and its Specific Agreements.

9.12. All the provisions set forth in this clause are also mandatory for acts of any of the Parties’ successors, employees, agents, suppliers and/ or subcontractors.

9.13. Once this Umbrella Agreement and its Specific Agreements are terminated, the Parties shall return all documents given to them containing information received or obtained during the term of this Umbrella

UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES, LTDA

March 20th 2007

Agreement and its Specific Agreements, except those that for its nature shall be exclusively and mandatorily kept by the parties as a proof of their obligations, inclusively towards third parties.

9.14. It is strictly forbidden for the Parties to have access to the other party’s systems to achieve aims other than this Umbrella Agreement and its Specific Agreements and/ or to use any equipment, property of the other party, to have access or to attempt to have access to third parties environments.

9.15. The confidentiality obligation set forth in this clause shall not be applied when the information has been made or is public, or has been or is of public domain, since such publication or publicity has not steamed from fault or interference of the party who received the confidential information.

10.	PENALTIES

10.1. Following what is set forth on Clause 8.1.1. above, if there is a non compliance of any of the clauses of this Umbrella Agreement and its Specific Agreements, the COMPANY shall be deemed responsible for the payment of a non-compensatory penalty to VIVO in the amount equivalent to 12 (twelve) times the average value of the 03 (three) last invoices, without prejudice of paying losses and damages caused to the other VIVO, that may, also, terminate, immediately, this Umbrella Agreement following extrajudicial notification with a receipt notice.

11.	GENERAL CONDITIONS

11.1. Modifications to the conditions set in this Umbrella Agreement and its Specific Agreements are valid only if formalized through amendments to this Agreement, signed by the parties’ legal representatives.

11.2. The non-exercise by any Party of its rights under this Umbrella Agreement and its Specific Agreements shall not in any case constitute waiver or novation, therefore, the parties can exercise them at any time.

11.3. None of the parties is allowed to delegate, give or transfer, totally or partially, the rights and obligations of this Umbrella Agreement and its Specific Agreements, without previous and express authorization of the other party.

11.4. The clauses and the conditions are mandatory for the parties, successors and assignees for all the rights, duties and obligations set therein.

11.5. If any of the provisions of this Umbrella Agreement and its Specific Agreements is or becomes legally ineffective or invalid, the validity and the effect of the remaining provisions shall not be affected.

11.6. This Umbrella Agreement and its Specific Agreements do not bind any of the parties to the other regarding the present or future economic results of their businesses. Each party is responsible towards the other for those results, either during the term of this Umbrella Agreement and its Specific Agreements or even after its termination, irrespective of the reason.

11.6.1. Nothing in this Umbrella Agreement and its Specific Agreements shall be interpreted as creating or constituting any kind of company, associative, representative or agency bond between VIVO and the COMPANY. The COMPANY and VIVO shall be the sole responsible, in all aspects, for their businesses, activities and obligations of any kind, inclusively, civil, commercial, labour, tax and regarding social security. There is not, also, any labour bond between the COMPANY’s employees and VIVO or any other companies with which it has a company bond.

(illegible signature)	(VIVO stamp)	(VIVO stamp and illegible signature)
(Illegible signature)

UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES, LTDA

March 20th 2007

(VIVO stamp)

11.6.2. Each of the parties is responsible for all aspects, businesses, activities and obligations of any nature, inclusively civil, commercial, labour, tax and regarding social security. In addition, it does not exist, a labour bond between VIVO’s employees and the COMPANY (and vice versa).

11.7. The Umbrella Agreement and its Specific Agreements shall prevail upon any other instruments previously entered to by the Parties concerning the same object, rules and conditions, unless otherwise is established, neither of the parties is entitled to claims and/ or rights established in previous agreements, which shall be deemed ineffective after the signature of this Umbrella Agreement.

11.8. The Parties state that in case of discrepancy between what is set in the Umbrella Agreement and in the Specific Agreements, the Umbrella Agreement shall prevail.

12.	JURISDICTION

12.1. The present instrument shall be governed by the law of the Federative Republic of Brasil. The Parties elect the Central city of São Paulo – SP jurisdiction, excluding any others, despite of how special, to process and judge any judicial procedure or to settle maters arising from or related to this Umbrella Agreement and its Specific Agreements.

In witness thereof the Parties sign the present instrument in 3 (three) original versions, in presence of 02 (two) witnesses below qualified.

São Paulo, 20th March 2007

(Illegible signature and stamp)	(Illegible signature and stamp)

VIVO, S.A.

(Illegible signature)

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LTDA

Witnesses:

1. (illegible signature and stamp)	2. (illegible signature and stamp)

Name:	Name:

CPF:	CPF:

(illegible signature and stamp)

(illegible signature and stamp)	(illegible signature and stamp)

(stamp)	(illegible signature and stamp)

FIRST AMENDMENT TO THE UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE SIGNED ON 20/03/2007 BETWEEN VIVO S.A. AND TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LTDA.

(VIVO Stamp)

By the present First Amendment to the Umbrella Agreement for Provision of Services of Aggregated Value, where are parties: On one side, VIVO S.A., registered at the CNPJ/MF with the no. 02.449.992/0001-64., with its registered office at Av. Higienópolis, 1365, Centro Londrina-PR; by its subsidiary(ies) of RIO DE JANEIRO, registered at the CNPJ/MF with the no. 02.449.992/0181-01, with its office at Av. Ayrton Senna, 2200, Barra da Tijuca, Rio de Janeiro-RJ; of ESPÍRITO SANTO, registered at the CNPJ/MF with the no. 02.449.992/0081-49., with its registered office at Av. Nossa Senhora da Penha, 275, Praia de Santa Helena, Vitória – ES; of BAHIA, registered at the CNPJ/MF with the no. 02.449.992/0142-03., with its registered office at R. Silveira Martins, 1036, Cabula Salvador-BA; of SERGIPE, registered at the CNPJ/MF with the no. 02.449.992/0232-96., with its registered office at Av. Francisco Porto, 686, 13 de Julho, Aracaju – SE; of RIO GRANDE DO SUL, registered at the CNPJ/MF with the no. 02.449.992/0121-70., with its registered office at Av. José Bonifácio, 245, Farroupilha, Porto Alegre – RS; of SÃO PAULO, registered at the CNPJ/MF with the no. 02.449.992/0056-38., with its registered office at Av. Roque Petroni Jr. 1464, Morumbi, São Paulo – SP; of DISTRITO FEDERAL, registered at the CNPJ/MF with the no. 02.449.992/0155-10., with its registered office at SCS, Quadra 2, Bl. C, 226, 7st floor, Asa Sul Brasília – DF; of ACRE registered at the CNPJ/MF with the no. 02.449.992/0096-25, with its registered office at Travessa Campo do Rio Branco, n.º 450, Centro, Rio Branco – AC; GOIÁS, registered at the CNPJ/MF with the no. 02.449.992/0089-04., with its registered office at R. 136-C, Quadra F-44, 150, Setor Sul, Goiânia – GO; of MATO GROSSO, registered at the CNPJ/MF with the no. 02.449.992/0072-58., with its registered office at Av. Getúlio Vargas, 1300, Centro, Cuiabá – MT; of MATO GROSSO DO SUL, registered at the CNPJ/MF with the no. 02.449.992/0183-73., with its registered office at Av. Afonso Pena, 2386, 1st floor, Centro, Campo Grande – MS; of RONDÔNIA, registered at the CNPJ/MF with the no. 02.449.992/0105-50., with its registered office at r. Getúlio Vargas, 1941, Nossa Senhora das Graças, Porto Velho – RO; of PARÁ, registered at the CNPJ/MF with the no. 02.449.992/0111-07., with its registered office at Tr. Padre Eutíquio, 1226, Batista Campos, Belém – PA, here represented according to their bylaws hereinafter referred as “VIVO”, and TELEMIG CELULAR S/A, registered at the CNPJ/MF with the no. 02.320.739/0001-06, with its registered office at Rua Levindo Lopes no. 258 – Bairro Funcionários – Belo Horizonte – MG, here represented according to its bylaws hereinafter referred as TELEMIG, and;

On the other side, as COMPANY, TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LDA., registered at the CNPJ/MF with the no. 08.462.355/0001-04, with its registered office at Rua Boa Vista, 186 – 8th floor, Centro, São Paulo, their legal representatives, undersigned, have agreed:

Whereas:

(i)	In 03/04/2008 VIVO PARTICIPAÇÔES SA., holder of VIVO S.A, took direct control over TELEMIG PARTICIPAÇÕES S.A., controller of TELEMIG S.A.;

(ii)	The Parties wish to integrate “TELEMIG” to the terms and conditions of this Agreement.

(iii)	The Parties decided to extend the term period as well as to change some clauses of the Agreement now amended.

In witness thereof, the Parties agree to enter in the present First Amendment to the Umbrella Agreement for Provision of Services of Aggregated Value, signed in 20/03/2007 (the “Umbrella Agreement”) according to the clauses and conditions below, which they mutually undertake.

FIRST CLAUSE – OBJECT

1.1	It is part of this amendment the retroactive inclusion to June 1st 2008 of “TELEMIG” as a party in the “Specific Agreement”, signed between “VIVO” and the “COMPANY”, in 06/02/2008, and consequently, all the provision of services object of the referred agreement shall be extended to “TELEMIG”.

(Illegible signature and stamp)	(Illegible signature and stamp)	(stamp)
(Illegible signature)

(VIVO stamp)

1.2	From June 1st 2008, in every mention or reference to “VIVO” or its clients, it shall also be also considered “TELEMIG” and its clients, according to the situation.

1.3	It is also part of this amendment the prorogation of the Umbrella Agreement’s term, originally set until March 19th 2008, and now extended until March 19th 2009.

1.4	Due to the modification set in 1.1 above, the Clause 3.1 of the Umbrella Agreement shall have the following drafting:

“3. TERM

3.1 “The Agreement will be valid from March 20th 2007 until March 19th 2009, and may be extended by the signing of an amendment by the Parties”.

1.5. Finally, it is also part of the present Amendment, the modification of Clause 7.10 – Price and Conditions of Transfer of the Umbrella Agreement, which shall have the following drafting:

7.10 The billing documents shall be issued to each of the regional agencies and to “TELEMIG” according to the information below and with the amounts received on the reports according to 7.3:

7.10.1 VIVO S.A.: Av. Higienópolis, 1365, Centro Londrina-PR, CEP 86010- 010, CNPJ: 02.449.992/0001-64/ IE: 9.015.982.664

7.10.2 VIVO S.A. (São Paulo): Av. Roque Petroni Jr. 1464, Morumbi, São Paulo – SP CEP 04707-000 CNJP 02.449.992/0056-38/ IE: 149403936110

7.10.3 VIVO S.A (Rio de Janeiro) Av. Ayrton Senna, 2200, Barra da Tijuca, Rio de Janeiro-RJ CEP 22775-003 CNJP 02.449.992/0181-01/ IE 85.202.928

7.10.4 VIVO S.A (Espírito Santo): Av. Nossa Senhora da Penha, 275, CEP 29055-131 Praia de Santa Helena, Vitória – ES, CNJP 02.449.992/0081-49 IE: 81935412

7.10.5 VIVO S.A: (Bahia): R. Silveira Martins, 1036, Cabula Salvador-BA, CEP 41150-000 CNJP 02.449.992/0142-03/ IE: 48.002.420.

7.10.6 VIVO S.A. (Sergipe): Av. Francisco Porto, 686, 13 de Julho, Aracaju – SE, CEP 49020-120 CNJP 02.449.992/0232-96/ IE: 27096176-3

7.10.7 VIVO S.A. (Rio Grande do Sul): Av. José Bonifácio, 245, Farroupilha, Porto Alegre – RS – CEP 90040-130 CNJP: 02.449.992/0121-70 / IE: 096/314829-0.

7.10.8 VIVO S.A. (Distrito Federal): Setor Comercial Sul, Quadra 02, Bloco C, 226, 1st floor, Brasília – DF

7.10.9 TELEMIG CELULAR S/A (TELEMIG): Rua Levindo Lopes nro. 258 – Bairro Funcionários – Belo Horizonte – Minas Gerais – CEP 30140-170, CNPJ 02.320.739/0001.

7.10.10 The billing documents shall be addressed to the addresses set forth below, to VIVO S.A. and its regional agencies and to TELEMIG CELULAR S.A., separately:

7.10.10.1 VIVO S.A. (all regional agencies): on Av. Roque Petroni Júniorm 1464 – Andar térreo – Expedição/ Janela Única – São Paulo/ SP – CEP: 04707-000 – Att: Gerência Parcerias;

(Illegible signature and stamp)	(Illegible signature and stamp)	(stamp)
(Illegible signature)

7.10.10.2 TELEMIG CELULAR S.A.: on Rua Levindo Lopes, 270 – Funcionários – Belo Horizonte – Minas Gerais – CEP 30140-170- Att: Central de Notas

(VIVO stamp)

SECOND CLAUSE – RATIFICATION

2.1. The remaining clauses, items and subitems of the Umbrella Agreement remain unchanged.

2.2. Except for the provisions 1.1, 1.2 and 1.5., all acts are ratified and all the rights and obligations existing between the parties since March 19th 2008 are validated.

In witness thereof the Parties sign this Amendment in 3 (three) original versions, in presence of 2 (two) witnesses undersigned, in order to produce its legal and regular effects.

It is elected the SÃO PAULO, SP City jurisdiction, excluding any other, despite how special, to process and judge any procedure or to settle any matter arising from or related to this Agreement.

São Paulo, June 19th 2008

(Illegible signature and stamp)	(Illegible signature and stamp)

VIVO, S.A.

(Illegible signature and stamp)	(Illegible signature and stamp)

TELEMIG CELULAR S.A.

(Illegible signature)

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LTDA

Witnesses:

1. (illegible signature and stamp)	2. (illegible signature and stamp)

Name:	Name:

RG:	RG:

(illegible signature and stamp)

(illegible signature and stamp)	(illegible signature and stamp)

(VIVO Stamp)

SECOND AMENDMENT TO THE UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE SIGNED ON 20/03/2007 BETWEEN VIVO S.A. AND TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LTDA.

By the present Second Amendment to the Umbrella Agreement for Provision of Services of Aggregated Value, where are parties:

On one side, VIVO S.A., registered at the CNPJ/MF with the no. 02.449.992/0001-64., with its registered office at Av. Higienópolis, 1365, Centro Londrina-PR; by its subsidiary(ies) of RIO DE JANEIRO, registered at the CNPJ/MF with the no. 02.449.992/0181-01, with its office at Av. Ayrton Senna, 2200, Barra da Tijuca, Rio de Janeiro-RJ; of ESPÍRITO SANTO, registered at the CNPJ/MF with the no. 02.449.992/0081-49., with its registered office at Av. Nossa Senhora da Penha, 275, Praia de Santa Helena, Vitória – ES; of BAHIA, registered at the CNPJ/MF with the no. 02.449.992/0142-03., with its registered office at R. Silveira Martins, 1036, Cabula Salvador-BA; of SERGIPE, registered at the CNPJ/MF with the no. 02.449.992/0232-96, with its registered office at Av. Francisco Porto, 686, 13 de Julho, Aracaju – SE; of RIO GRANDE DO SUL, registered at the CNPJ/MF with the no. 02.449.992/0121-70., with its registered office at Av. José Bonifácio, 245, Farroupilha, Porto Alegre – RS; of SÃO PAULO, registered at the CNPJ/MF with the no. 02.449.992/0056-38., with its registered office at Av. Roque Petroni Jr. 1464, Morumbi, São Paulo – SP; of DISTRITO FEDERAL, registered at the CNPJ/MF with the no. 02.449.992/0155-10., with its registered office at SCS, Quadra 2, Bl. C, 226, 7st floor, Asa Sul Brasília – DF; of ACRE registered at the CNPJ/MF with the no. 02.449.992/0096-25, with its registered office at Travessa Campo do Rio Branco, n.º 450, Centro, Rio Branco – AC; of GOIÁS, registered at the CNPJ/MF with the no. 02.449.992/0089-04., with its registered office at R. 136-C, Quadra F-44, 150, Setor Sul, Goiânia – GO; of MATO GROSSO, registered at the CNPJ/MF with the no. 02.449.992/0072-58., with its registered office at Av. Getúlio Vargas, 1300, Centro, Cuiabá – MT; of MATO GROSSO DO SUL, registered at the CNPJ/MF with the no. 02.449.992/0183-73., with its registered office at Av. Afonso Pena, 2386, 1st floor, Centro, Campo Grande – MS; of RONDÔNIA, registered at the CNPJ/MF with the no. 02.449.992/0105-50., with its registered office at r. Getúlio Vargas, 1941, Nossa Senhora das Graças, Porto Velho – RO; of PARÁ, registered at the CNPJ/MF with the no. 02.449.992/0111-07., with its registered office at Tr. Padre Eutíquio, 1226, Batista Campos, Belém – PA, here represented according to their bylaws hereinafter referred as “VIVO”, and TELEMIG CELULAR S/A, registered at the CNPJ/MF with the no. 02.320.739/0001-06, with its registered office at Rua Levindo Lopes no. 258 – Bairro Funcionários – Belo Horizonte - MG, here represented according to its bylaws hereinafter referred as TELEMIG, and;

On the other side, as COMPANY, TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LDA., registered at the CNPJ/MF with the no. 08.462.355/0001-04, with its registered office at Rua Luigi Galvani, 200 – CJ61 – CEP 04575-020 – Brooklin – São Paulo – SP, their legal representatives, undersigned, have agreed:

In witness thereof the Parties agree to enter in the present Second Amendment to the Umbrella Agreement for Provision of Services of Aggregated Value, signed in 20/03/2007 (the “Umbrella Agreement”) according to the clauses and conditions below, to which they mutually undertake.

FIRST CLAUSE – OBJECT

1.1	It is part of the present amendment the election of the City of Belo Horizonte Jurisdiction to process and judge procedures or settle matters arising from or related to the present agreement concerning only TELEMIG CELULAR S.A. and the maintenance of the City of São Paulo jurisdiction, excluding any others, no matter how special, to process and judge any procedures or matters referring to the remaining social reasons arising from or related to the present agreement.

SECOND CLAUSE – RATIFICATION

2.1 The remaining clauses, items and subitems of the Umbrella Agreement remain unchanged and are now ratified, being its effects valid and effective for all legal aims.

2.2 By the present amendment all acts are ratified and all the rights and obligations existing between the parties since June 1st 2008 are validated.

(illegible signature and stamp)	(Illegible signature)	(Illegible signature)

(VIVO stamp)

In witness thereof the Parties sign this Amendment in 3 (three) original versions, in presence of 2 (two) witnesses undersigned, in order to produce its legal and regular effects.

São Paulo, July 22nd 2008

(Illegible signature and stamp)	(Illegible signature and stamp)

VIVO, S.A.

(Illegible signature and stamp)	(Illegible signature and stamp)

TELEMIG CELULAR S.A.

(Illegible signature)

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LTDA

Witnesses:

1. (illegible signature and stamp)	2. (illegible signature and stamp)

Name:	Name:

RG:	RG:

(illegible signature and stamp)

(illegible signature and stamp)	(illegible signature and stamp)

(VIVO stamp)

THIRD AMENDMENT TO THE UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE SIGNED ON 20/03/2007 BETWEEN VIVO S.A. AND TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LDA.

By the present First Amendment to the Umbrella Agreement for Provision of Services of Aggregated Value, where are parties:

On one side, VIVO S.A., registered at the CNPJ/MF with the no. 02.449.992/0001-64., with its registered office at Av. Higienópolis, 1365, Centro Londrina-PR; by its subsidiary(ies) of RIO DE JANEIRO, registered at the CNPJ/MF with the no. 02.449.992/0181-01, with its office at Av. Ayrton Senna, 2200, Barra da Tijuca, Rio de Janeiro-RJ; of ESPÍRITO SANTO, registered at the CNPJ/MF with the no. 02.449.992/0081-49., with its registered office at Av. Nossa Senhora da Penha, 275, Praia de Santa Helena, Vitória – ES; of BAHIA, registered at the CNPJ/MF with the no. 02.449.992/0142-03., with its registered office at R. Silveira Martins, 1036, Cabula Salvador-BA; of SERGIPE, registered at the CNPJ/MF with the no. 02.449.992/0232-96., with its registered office at Av. Francisco Porto, 686, 13 de Julho, Aracaju – SE; of RIO GRANDE DO SUL, registered at the CNPJ/MF with the no. 02.449.992/0121-70., with its registered office at Av. José Bonifácio, 245, Farroupilha, Porto Alegre – RS; of SÃO PAULO, registered at the CNPJ/MF with the no. 02.449.992/0056-38., with its registered office at Av. Roque Petroni Jr. 1464, Morumbi, São Paulo – SP; of DISTRITO FEDERAL, registered at the CNPJ/MF with the no. 02.449.992/0155-10., with its registered office at SCS, Quadra 2, Bl. C, 226, 7st floor, Asa Sul Brasília – DF; of ACRE registered at the CNPJ/MF with the no. 02.449.992/0096-25, with its registered office at Travessa Campo do Rio Branco, n.º 450, Centro, Rio Branco – AC; of GOIÁS, registered at the CNPJ/MF with the no. 02.449.992/0089-04., with its registered office at R. 136-C, Quadra F-44, 150, Setor Sul, Goiânia – GO; of MATO GROSSO, registered at the CNPJ/MF with the no. 02.449.992/0072-58., with its registered office at Av. Getúlio Vargas, 1300, Centro, Cuiabá – MT; of MATO GROSSO DO SUL, registered at the CNPJ/MF with the no. 02.449.992/0183-73., with its registered office at Av. Afonso Pena, 2386, 1st floor, Centro, Campo Grande – MS; of RONDÔNIA, registered at the CNPJ/MF with the no. 02.449.992/0105-50., with its registered office at r. Getúlio Vargas, 1941, Nossa Senhora das Graças, Porto Velho – RO; of PARÁ, registered at the CNPJ/MF with the no. 02.449.992/0111-07, with its registered office at Tr. Padre Eutíquio, 1226, Batista Campos, Belém – PA; of CEARÁ, registered at the CNPJ/MF with the no. 02.449.992/0405-49., with its registered office at Av. Dom Luís, 807, 9th and 10th floors, Bairro Meireles, Fortaleza-CE; of PARAÍBA, registered at the CNPJ/MF with the no. 02.449.992/0409-72, with its registered office at Av. Epitáceo Pessoa, no. 201, sala 204, Dos Estados, João Pessoa – PB; of PIAUÍ, registered at the CNPJ/MF with the no. 02.449.992/0406-20, with its office at Rua Rui Barbosa, no. 146, sala 407, centro, Teresina-PI; of PERNANBUCO, registered at the CNPJ/MF with the no. 02.449.992/0408-91., with its registered office at Avenida Engenheiro Domingos Ferreira, 837, Boa Viagem, Recife/PE; of ALAGOAS, registered at the CNPJ/MF with the no. 02.449.992/0407-00., with its registered office at Av. Dr. Antônio Gomes de Barros, no. 1216, sala 05, 1st floor, Bairro Jatiuca, Maceió – AL; of RIO GRANDE DO NORTE, registered at the CNPJ/MF with the no. 02.449.992/410- 06., with its registered office at Av. Deodoro da Fonseca, 301, sala 04, Bairro Petrópolis, Natal – RN, here represented according to their bylaws hereinafter referred as “VIVO”, and TELEMIG CELULAR S/A, registered at the CNPJ/MF with the no. 02.320.739/0001-06, with its registered office at Rua Levindo Lopes no. 258 – Bairro Funcionários – Belo Horizonte – MG, here represented according to its bylaws hereinafter referred as TELEMIG, and;

On the other side, as COMPANY, TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LDA., registered at the CNPJ/MF with the no. 08.462.355/0001-04, with its registered office at Rua Boa Vista, 186 – 8th floor, Centro, São Paulo, legal representatives, undersigned, have agreed:

Whereas:

(i)	6 (six) new VIVO subsidiaries were created on the states of Ceará, Paraíba, Piauí, Pernambuco, Alagoas and Rio Grande do Norte;

(ii)	The parties agree and have interest in including in the Specific Agreement the 6 (six) new VIVO subsidiaries, to change Clause 7.10, as well as renewing the term of the referred Umbrella Agreement;

In witness thereof the Parties agree to enter in the present Third Amendment to the Umbrella Agreement for Provision of Services of Aggregated Value, signed in 20/03/2007 (the “Umbrella Agreement”) according to the clauses and conditions below, to which they mutually undertake.

FIRST CLAUSE – OBJECT

1.1 It is part of the present amendment:

1.1.1	The inclusion, since the September 1st 2008, of the 6 (six) new VIVO subsidiaries, as parties in the “Umbrella Agreement” signed between VIVO and the COMPANY in 20/03/2007, remaining, consequently, all the provision of services of the referred agreement extended to the 6 (six) new subsidiaries: Ceará, Paraíba, Piauí, Pernambuco, Alagoas and Rio Grande do Norte;

(illegible signature)	(illegible signature)	(stamp)

Consultive 1535/2009

1.1.2	The modification of the Umbrella Agreement’s term, originally set for March 19th 2008, is extended through this amendment until March 19th 2010.

1.1.2.1	Due to the modification accorded on item 1.1.2 above, the Clause 3.1. of the Umbrella Agreement shall have the following wording:

“3. TERM

3.1 The term of the present Agreement shall start on the 20th March 2007 and terminate on the March 19th 2010, and can be extended through the signature of an amendment between the Parties”

1.1.3 The modification of Clause 7.10 – Price and transfer condition – of the Umbrella Agreement, shall have the following wording:

7.10 The billing documents shall be issued to VIVO and to “TELEMIG” according to the information below and with the amounts received on the reports according to 7.3:

7.10.1 VIVO S.A.: Av. Higienópolis, 1365, Centro Londrina-PR, CEP 86010- 010, CNPJ: 02.449.992/0001-64/ IE: 9.015.982.664

7.10.2 TELEMIG CELULAR S/A (TELEMIG): Rua Levindo Lopes nro. 258 – Bairro Funcionários – Belo Horizonte – Minas Gerais – CEP 30140-170, CNPJ 02.320.739/0001.

7.10.3 The billing documents shall be addressed to the addresses referred below, to VIVO S.A. and its regional agencies and to TELEMIG CELULAR S.A., separately:

7.10.3.1 VIVO S.A.: on Av. Roque Petroni Júniorm 1464 – Andar térreo – Expedição/ Janela Única – São Paulo/ SP – CEP: 04707-000 – Att:: Gerência Parcerias;

7.10.3.2 TELEMIG CELULAR S.A.: on Rua Levindo Lopes, 270 – Funcionários – Belo Horizonte – Minas Gerais – CEP 30140-170- Att: Central de Notas.

SECOND CLAUSE – RATIFICATION

2.1 The remaining clauses, items and subitems of the Umbrella Agreement remain unchanged.

2.2 By the present amendment all acts are ratified and all the rights and obligations existing between the parties since March 20th 2009 are validated.

In witness thereof the Parties sign this Amendment in 3 (three) original versions, in presence of 2 (two) witnesses undersigned, in order to produce its legal and regular effects.

São Paulo, May 20th 2009

(Illegible signature and stamp)	(Illegible signature and stamp)

VIVO, S.A.

(Illegible signature and stamp)	(Illegible signature and stamp)

TELEMIG CELULAR S.A.

(Illegible signature)

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LTDA

Witnesses:

1. (illegible signature and stamp)	2. (illegible signature and stamp)

Name:	Name:

CPF/MF:	CPF/MF:

(stamp)

Consultive 1535/2009

(VIVO Stamp)

FOURTH AMENDMENT TO THE UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE SIGNED IN 20/03/2007 BETWEEN VIVO S/A. AND TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LTDA.

Through the present Amendment to the Specific Agreement SMS Integrator where the parties are the following:

On one side, VIVO S/A., registered at the CNPJ/MF with the no. 02.449.992/0001-64, with its registered office at Av. Higienópolis, no. 1365, Centro, Londrina-PR; by its subsidiary(ies) of ACRE, registered at the CNPJ/MF with the no. 02.449.992/0096-25, with its office at Travessa Campo do Rio Branco, no. 450, Complemento 436, Centro Rio Branco-AC; of ALAGOAS, registered at the CNPJ/MF with the no. 02.449.992/0407-00, with its office at Av. Governador Osman Loureiro, no. 49, room 05, Mangabeiras, Maceió-AL; of AMAPÁ, registered at the CNPJ/MF with the no. 02.449.992/0145-48, with its office at Rua Tirandentes no. 1295, Bairro Central, Macapá-AP; of AMAZONAS, registered at the CNPJ/MF with the no. 02.449.992/0364-36, with its office at Av. Djalma Batista, no. 1018-A, Chapada, Manaus-AM; of BAHIA, registered at the CNPJ/MF with the no. 02.449.992/0142-03, with its office at R. Silveira Martins, no. 1036, Cabula, Salvador-BA; of CEARA, registered at the CNPJ/MF with the no. 02.449.992/0405-49, with its office at Av. Senador Virgilio Távora, no. 1001, Bairro Meireles, Fortaleza-CE; of DISTRITO FEDERAL, registered at the CNPJ/MF with the no. 02.449.992/0155-10, with its office at Setor Comercial Sul Quadra 2, Bl. C no. 206 and 226, 1st to 7th floor, Asa Sul, Brasilia-DF; of ESPIRITO SANTO, registered at the CNPJ/MF with the no. 02.449.992/0081-49, with its office at Av. Nossa Senhora da Penha, no. 275, Praia Santa Helena, Vitória-ES; of GOIÁS, registered at the CNPJ/MF with the no. 02.449.992/0089-04, with its office at R. 136-C, Quadra F-44, no.150, Sector Sul, Goiânia-GO; of MARANHÃO, registered at the CNPJ/MF with the no. 02.449.992/0211-61, with its office at Av, Colares Moreira, Quadra 50, no.22, 1st to 3rd floor, Renascença, São Luís-MA; of MATO GROSSO, registered at the CNPJ/MF with the no. 02.449.992/0072-58, with its office at Av. Getúlio Vargas, no. 1300, Bairro Goiabeiras, Cuiabá-MT; of MATO GROSSO DO SUL, registered at the CNPJ/MF with the no. 02.449.992/0183-73, with its office at Av. Afonso Pena, no. 2386, 1st floor, Centro, Campo Grande-MS; of PARÁ, registered at the CNPJ/MF with the no. 02.449.992/0111-07, with its office at Tr. Padre Eutiquio, no.1226, 2nd floor, Batista Campos, Belém-PA; of PARAÍBA, registered at the CNPJ/MF with the no. 02.449.992/0409-72, with its office at Av. Presidente Epitácio Pessoa, no. 475, Room 801, Dos Estados, João Pessoa-PB; of PERNAMBUCO, registered at the CNPJ/MF with the no. 02.449.992/0408-91, with its office at Av. Engenheiro Domingos Ferreira, no. 837, Boa Viagem, Recife-PE; of PIAUÍ, registered at the CNPJ/MF with the no. 02.449.992/0406-20, with its office at Av. Jóquei Clube, no. 299, condomínio Eurobusiness, Cobertura – room 03, Bairro Jóquei, Teresina-PI; of RIO DE JANEIRO, registered at the CNPJ/MF with the no. 02.449.992/0181-01, with its office at Av. Ayrton Senna, no.2200, Barra da Tijuca, Rio de Janeiro-RJ; of RIO GRANDE DO NORTE, registered at the CNPJ/MF with the no. 02.449.992/0410-06, with its office at Av. Prudente de Morais, no.744, 12th floor, Bairro Tirol, Natal-RN; of RIO GRANDE DO SUL, registered at the CNPJ/MF with the no. 02.449.992/0121-70, with its office at Av. José Bonifácio, no. 245, Farroupilha, Porto Alegre-RS; of RONDÔNIA, registered at the CNPJ/MF with the no. 02.449.992/0105-50, with its office at R. Getúlio Vargas, no. 1941, Prédio Administrativo, Nossa Senhora das Graças, Porto Velho-RO; of RORAIMA, registered at the CNPJ/MF with the no. 02.449.992/0248-91, with its office at Av. Capitão Júlio Bezerra, no. 957, São Francisco, Boa Vista-RR; of SANTA CATARINA, registered at the CNPJ/MF with the no. 02.449.992/0003-26, with its office at Av. Trampowsky, no. 354, rooms 901-902, Centre, Florianópolis-SC; of SÃO PAULO, registered at the CNPJ/MF with the no. 02.449.992/0056-38, with its office at Av. Roque Petroni Jr., no.1464, Morumbi, São Paulo-SP; of SERGIPE, registered at the CNPJ/MF with the no. 02.449.992/0232-96, with its office at Av. Francisco Porto, no. 686, 13 de Julho, Aracaju-SE; of TOCANTINS, registered at the CNPJ/MF with the no. 02.449.992/0193-45, with its office at Av. NS-2, 104 South, conjunto 03, lote 01, room 2, Centro, Palmas-TO; and VIVO PARTICIPAÇÕES S/A., registered at the CNPJ/MF with the no. 02.558.074/0001-73, with its registered office at Av. Roque Petroni, no. 1464, 6th floor, Bloco B, Morumbi, São Paulo-SP; by its subsidiary of MINAS GERAIS, registered at the CNPJ/MF with the no. 02.558.074/0002-54, with its office at Rua Levindo Lopes, no. 258, Funcionários, Belo Horizonte-MG, both represented in this act through its Articles of Association, hereinafter both referred to as “VIVO”, and separately as “VIVO S.A” and “VIVO PART”, respectively, and

On the other side, TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LTDA, registered at the CNPJ/MF under the no. 008.462.355/0001-04, with its office at Rua Boa Vista, 186 – 8th floor, Centre, São Paulo-SP, hereinafter referred to as the “COMPANY”, in this act represented by its legal agent(s), undersigned, hereinafter referred to as the “Parties”.

Whereas:

(i)	The Parties above qualified have signed, on March 20th 2007, a Umbrella Agreement for Provision of Services of Aggregated Value, hereinafter referred to as the “Agreement”, which term began on March 20th 2007 and was due to terminate on March 19th 2008.

(ii)	On June 19th 2008 was celebrated the First Amendment to the Agreement, in order to include “TELEMING CELULAR S.A.” as a signatory part of the Agreement, concurring with the terms and conditions of the agreement, changing the wording of sub-clause 7.10 of clause 7 (“Costs and Conditions of Transfer”) and also to extend the term of the Agreement until March 19th 2009.

(iii)	On July 22nd 2008 was celebrated the Second Amendment to the Agreement, in order to elect the Jurisdiction of the city of Belo Horizonte as the one entitled to process and judge the lawsuits or settle matters arising or related with the Agreement regarding to “TELEMING CELULAR S.A.”

(iv)	On May 20th 2009 was celebrated a Third Amendment to the Agreement, to include the 6 (six) new subsidiaries of VIVO (Ceará, Paraíba, Piauí, Pernambuco, Alagoas e Rio Grande do Norte) as part of the Agreement, agreeing with the terms and conditions of the agreement, changing the sub-clause 7.10 of clause 7 (“Price and Conditions of Transfer”) and also to extend the term of the contract until March 19th 2010.

(v)	On June 1st 2010, by decision of an Extraordinary General Meeting, TELEMING CELULAR S.A. was incorporated by its sole shareholder, VIVO PARTICIPAÇÕES S.A., thus giving continuance to the process of simplification (illegible – stamp), which resulted in the reorganization of the now mentioned corporate structure.

(illegible signature)	(Stamp	)	(Illegible signature and Stamp)

(vi)	Although the term of this Agreement has expired, the agreement remains to date, resulting on the tacit renewal of the Agreement.

(vii)	By mutual agreement, the parties intend to extend the term of the Agreement.

The Parties have agreed to conclude this Amendment to the Agreement, in compliance with the clauses and conditions thereto, which they mutually undertake.

FIRST CLAUSE – OBJECT

1.1.	It is considered to be the object of the present Amendment.

1.1.1.	The retroactive replacement to June 1st 2010 of the subject of the agreement hereby amended, Telemig Celular S.A., by VIVO PARTICIPAÇÕES, a qualified company in accordance with the preamble of this instrument, as a result of the exposed in the Whereas (v) of this amendment;

1.1.2.	The change of the term of the Umbrella Agreement originally planned until March 19th 2010, which is extended through the present agreement until March 19th 2011.

1.1.3.	As a result of the change agreed in 1.1.2., the Clause 3.1 of the Umbrella Agreement will have the following wording:

“3. TERM

3.1.	This Agreement will begin on March 20th 2007 and terminate on March 19th 2011, with the possibility of being extended upon the signing of an amendment by the Parties. “

SECOND CLAUSE – RATIFICATION

2.1.	The other clauses, items and sub-items of this Umbrella Agreement remain unchanged.

2.2. Through this amendment, all the acts are hereby certified and all the rights and obligations between the parties are validated from March 20th 2010.

In witness thereof, the Parties sign this Amendment in 2 (two) original versions in the presence of the 2 (two) witnesses undersigned, to produce its legal and regular effects.

São Paulo, June 18th 2010

(Illegible signature)	(Illegible signature and stamp)

VIVO S.A

(Illegible signature)	(Illegible signature and stamp)

VIVO PARTICIPAÇÕES S/A

(Illegible signature and stamp)

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LTDA.

1. (illegible signature and stamp)	2. (stamp)

Name:	Name:

CPF/MF:	CPF/MF:

(Stamp)	(illegible signature and Stamp)

(VIVO Stamp)

FIFTH AMENDMENT TO THE UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE SIGNED IN 20/03/2007 BETWEEN VIVO S/A. AND TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LTDA.

Through the present Amendment to the Contract and having, on one side, VIVO S/A., registered at the CNPJ/MF with the no. 02.449.992/0001-64, with its registered office at Av. Higienópolis, no. 1365, Centro, Londrina-PR, by its subsidiary(ies) of ACRE, registered at the CNPJ/MF with the no. 02.449.992/0096-25, with its office at Travessa Campo do Rio Branco, no. 450, Complemento 436, Centro Rio Branco-AC; of ALAGOAS, registered at the CNPJ/MF with the no. 02.449.992/0407-00, with its office at Av. Governador Osman Loureiro, no. 49, room 05, Mangabeiras, Maceió-AL; of AMAPÁ, registered at the CNPJ/MF with the no. 02.449.992/0145-48, with its office at Rua Tirandentes no. 1295, Bairro Central, Macapá-AP; of AMAZONAS, registered at the CNPJ/MF with the no. 02.449.992/0364-36, with its office at Av. Djalma Batista, no. 1018-A, Chapada, Manaus-AM; of BAHIA, registered at the CNPJ/MF with the no. 02.449.992/0142-03, with its office at R. Silveira Martins, no. 1036, Cabula, Salvador-BA; of CEARA, registered at the CNPJ/MF with the no. 02.449.992/0405-49. with its office at Av. Senador Virgilio Távora, no. 1001, Bairro Meireles, Fortaleza-CE, of DISTRITO FEDERAL, registered at the CNPJ/MF with the no. 02.449.992/0155-10, with its office at Setor Comercial Sul Quadra 2, Bl. C no. 206 and 226, 1st to 7th floor, Asa Sul, Brasilia-DF; of ESPIRITO SANTO, registered at the CNPJ/MF with the no. 02.449.992/0081-49, with its office at Av. Nossa Senhora da Penha, no. 275, Praia Santa Helena, Vitória-ES; of GOIÁS, registered at the CNPJ/MF with the no. 02.449.992/0089-04, with its office at R. 136-C, Quadra F-44, no.150, Setor Sul, Goiânia-GO; of MARANHÃO, registered at the CNPJ/MF with the no. 02.449.992/0211-61, with its office at Av, Colares Moreira, Quadra 50, no.22, 1st to 3rd floor, Renascença, São Luís-MA; of MATO GROSSO, registered at the CNPJ/MF with the no. 02.449.992/0072-58, with its office at Av. Getúlio Vargas, no. 1300, Bairro Goiabeiras, Cuiabá-MT; of MATO GROSSO DO SUL, registered at the CNPJ/MF with the no. 02.449.992/0183-73, with its office at Av. Afonso Pena, no. 2386, 1st floor, Centre, Campo Grande-MS; of PARÁ, registered at the CNPJ/MF with the no. 02.449.992/0111-07, with its office at Tr. Padre Eutiquio, no.1226, 2nd floor, Batista Campos, Belém-PA; of PARAÍBA, registered at the CNPJ/MF with the no. 02.449.992/0409-72, with its office at Av. Presidente Epitácio Pessoa, no. 475, Room 801, Dos Estados, João Pessoa-PB; of PARANÁ, registered at the CNPJ/MF with the no. 02.449.992/0002-45, with its office at Av. João Gualberto, no. 717, Bairro Juveve, Curitiba-PR; of PERNAMBUCO, registered at the CNPJ/MF with the no. 02.449.992/0408-91, with its office at Av. Engenheiro Domingos Ferreira, no. 837, Boa Viagem, Recife-PE; of PIAUÍ, registered at the CNPJ/MF with the no. 02.449.992/0406-20, with its office at Av. Jóquei Clube, no. 299, condomínio Eurobusiness, Cobertura – room 03, Bairro Jóquei, Teresina-PI; of RIO DE JANEIRO, registered at the CNPJ/MF with the no. 02.449.992/0181-01, with its office at Av. Ayrton Senna, no.2200, Barra da Tijuca, Rio de Janeiro-RJ; of RIO GRANDE DO NORTE, registered at the CNPJ/MF with the no. 02.449.992/0410-06, with its office at Av. Prudente de Morais, no.744, 12th floor, Bairro Tiroll, Natal-RN; of RIO GRANDE DO SUL, registered at the CNPJ/MF with the no. 02.449.992/0121-70, with its office at Av. José Bonifácio, no. 245, Farroupilha, Porto Alegre-RS; of RONDÔNIA, registered at the CNPJ/MF with the no. 02.449.992/0105-50, with its office at R. Getúlio Vargas, no. 1941, Administrative Building, Nossa Senhora das Graças, Porto Velho-RO; of RORAIMA, registered at the CNPJ/MF with the no. 02.449.992/0248-91, with its office at Av. Capitão Júlio Bezerra, no. 957, São Francisco, Boa Vista-RR; of SANTA CATARINA, registered at the CNPJ/MF with the no. 02.449.992/0003-26, with its office at Av. Trampowsky, no. 354, rooms 901-902, Centro, Florianópolis-SC; of SÃO PAULO, registered at the CNPJ/MF with the no. 02.449.992/0056-38, with its office at Av. Roque Petroni Jr., no.1464, Morumbi, São Paulo-SP; of SERGIPE, registered at the CNPJ/MF with the no. 02.449.992/0232-96, with its office at Av. Francisco Porto, no. 686, 13 Julho, Aracaju-SE; of TOCANTINS, registered at the CNPJ/MF with the no. 02.449.992/0193-45, with its office at Av. NS-2, 104 South, conjunto 03, lote 01, room 2, Centre, Palmas-TO; and VIVO PARTICIPAÇÕES S/A., registered at the CNPJ/MF with the no. 02.558.074/0001-73, with its registered office at Av. Roque Petroni, no. 1464, 6th floor, Bloco B, Morumbi, São Paulo-SP; by its subsidiary of MINAS GERAIS, registered at the CNPJ/MF with the no. 02.558.074/0002-54, with its office at Rua Levindo Lopes, no. 258, Funcionários, Belo Horizonte-MG, both represented in this act through its Articles of Association, hereinafter both referred to as “VIVO”, and separately as “VIVO S.A” and “VIVO PART”, respectively, and

On the other side, TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LTDA, registered at the CNPJ/MF under the no. 008.462.355/0001-04, with its office at Rua Boa Vista, 186 – 8th floor, Centre, São Paulo-SP, hereinafter referred to as the “COMPANY”, in this act represented by its legal agent(s), undersigned, hereinafter referred to as the “Parties”.

Whereas:

(i)	The Parties wish, by mutual agreement, to extend the term of the present Agreement, having agreed to celebrate this Amendment, in accordance with the following clauses:

FIRST CLAUSE – OBJECT

1.1.	It is considered to be the object of the present Amendment:

(stamp)

1.1.1.	The change of the term of the Agreement. As a result, Clause 3.1 of the Agreement should have the following wording:

“3. TERM

3.1. This Agreement will begin on March 20th 2007 and terminate on March 19th 2012, with the possibility of being extended upon the signing of an amendment by the Parties.”

(Template approved by the DCJE on 05/10/2010 Waiver of Legal Seal)		Page 1 of 2

(Illegible Signature)	(illegible Signature)

SECOND CLAUSE – RATIFICATION

2.1. The other clauses, items and sub-items of this Umbrella Agreement remain unchanged, being tacitly accepted by the Parties in everything that does not enter into conflict with the present instrument.

In witness thereof, the Parties sign this Amendment in 03 (three) original versions, in the presence of the 02 (two) witnesses undersigned, to produce its legal and regular effects.

São Paulo, February 22nd 2011

(Illegible signature)	(Illegible signature and stamp)

VIVO S.A

(Illegible signature)	(Illegible signature and stamp)

VIVO PARTICIPAÇÕES S/A

(Illegible signature and stamp)

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LTDA.

Witnesses:

1. (illegible signature and stamp)	2. (illegible signature and stamp)

Name:	Name:

CPF/MF:	CPF/MF:

(illegible signature and Stamp)	(Stamp)

(Template approved by the DCJE on 05/10/2010	Page 2 of 2
Waiver of Legal Seal)

SIXTH AMENDMENT TO THE UMBRELLA AGREEMENT FOR PROVISION OF SERVICES OF AGGREGATED VALUE ENTERED INTO ON 20/03/2007 BETWEEN VIVO S.A. AND TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LTDA.

(VIVO Stamp)

By the present Amendment to the Umbrella Agreement for Provision of Aggregated Value Services, where are parties:

On one hand VIVO S.A., registered at the CNPJ/MF with the no. 02.449.992/0001-64., with its registered office at Av. Higienópolis, 1365, Centro Londrina-PR; by its subsidiary(ies) of ACRE, registered at the CNPJ/MF under the no. 02.449.992/0096-25, with head office at Travessa do Campo do Rio Branco, no. 450, Complemento 436, Centro, Rio Branco – AC, of ALAGOAS, registered at the CNPJ/MF under the no. 02.449.992/0407-00, with head office at Av. Governador Osman Loureiro, 49, sala 05, Mangbeiras, Maceió- AL; of AMAPÁ, registered at the CNPJ/MF under the no. 02.449.992/0145-48, with head office at Rua Tiradentes, 1295, Bairro Centrao, Maçapá- AP; of AMAZONAS, registered at the CNPJ/MF under the no. 02.449.992/0364-36, with head office at Av. Djalma Batista, 1018-A, Chapada, Manaus- AM, of BAHIA, registered at the CNPJ/MF under the no. 02.449.992/0142-03, with head office at Rua Silveira Martins, 1036, Cabula, Salvador- BA; of CEARA, registered at the CNPJ/MF under the no. 02.449.992/0405-49, with head office at Av. Senador Virgílio Távora, 1001, Bairro Meireles, Fortaleza- CE; of DISTRITO FEDERAL (FEDERAL DISTRICT), registered at the CNPJ/MF under the no. 02.449.992/0155-10, with head office at Setor Comercial Sul Quadra 2, Bl. C, nos. 206 and 226, 1 a 7º andar, ASa Sul, Brasilia – DF; of ESPÍRITO SANTO, registered at the CNPJ/MF with the no. 02.449.992/0081-49., with its head office at Av. Nossa Senhora da Penha, 275, Praia de Santa Helena, Vitória – ES; of GOIÁS, registered at the CNPJ/MF under the no. 02.449.992/0089-04, with head office at R. 136-C, Quadra F-44, 150, Setor Sul, Goiâna – GO; of MARANHÃO, registered at the CNPJ/MF under the no. 02.449.992/0211-61, with head office at Av. Colares Moreira, Quadra 50, 22, 1º ao 3º andar, Renascença, São Luis – MA; of MATO GROSSO, registered at the CNPJ/MF under the no. 02.449.992/0072-58, with head office at Av. Getúlio Vargas, 1300, Bairoo Goaibeiras, Cuiabá – MT; of MATO GROSSO DO SUL, registered at the CNPJ/MF under the no. 02.449.992/0183-73., with head office at Av. Afonso Pena, 2386, 1st floor, Centro, Campo Grande – MS; of MINAS GERAIS, registered at the CNPJ/MF with the no. 02.449.992/0454-27, with head office at Rua Levindo Lopes, 258, Funcionários, Belo Horizonte – MG; of PARÁ, registered at the CNPJ/MF under the no. 02.449.992/0111-07., with head office at Tr. Padre Eutíquio, 1226, Batista Campos, Belém – PA; of PARAÍBA, registered at the CNPJ/MF unde the no. 02.449.992/0409-72, with head office at Av. Presidente Epitácio Pessoa, 475, sala 801, Dos Estados, João Pessoa – PB; of PARANÁ, registered at the CNPJ/MF under the no. 02.449.992/0002-45., with head office at Rua João Gualberto, 717, Juveve, Curitiba- PR; of PERNAMBUCO, registered at the CNPJ/MF under the no. 02.449.992/0408-91., with head office at Av. Engenheiro Domingos Ferreira, 837, Boa Viagem, Recife- PE; of PIAUÍ, registered at the CNPJ/MF under the no. 02.449.992/0406-20, with head office at Av. Jóquei Clube, 299, condimínio Eurobusiness, Cobertura- sala 03, Bairro Jóquei, Teresinha -PI; of RIO DE JANEIRO, registered at the CNPJ/MF under the no. 02.449.992/0181-01, with head office at Av. Ayrton Senna, 2.200, Barra da Tijuca, Rio de Janeiro – RJ; of RIO GRANDE DO NORTE, registered at the CNPJ/MF under the no. 02.449.992/0410-06, with head office at Av. Prudente de Morais, 722, 12º andar, Bairro Tirol, Natal. RN; of RIO GRANDE DO SUL, registered at the CNPJ/MF under the no. 02.449.992/0121-70., with head office at Av. José Bonifácio, 245, Farroupilha, Porto Alegre – RS; of RIO GRANDE DO SUL, registered at the CNPJ/MF with the no. 02.449.992/0121-70., with its registered office at Av. José Bonifácio, 245, Farroupilha, Porto Alegre – RS; of RONDÔNIA, registered at the CNPJ/MF under the no. 02.449.992/0105-50., with head office at r. Getúlio Vargas, 1941, Nossa Senhora das Graças, Porto Velho – RO; of RORAIMA, registered at the CNPJ/MF under the no. 02.449.992/0248-91, with head office at Av. Capitão Júlio Bezerra, 957, São Francisco, Boa Vista- RR; of SANTA CATARINA, registered at the CNPJ/MF under the no. 02.449.992/0003-26, with head office at Av. Trampowksy, 354, salas 901/902, Centro, Florianópolis-SC; of SÃO PAULO, registered at the CNPJ/MF with the no. 02.449.992/0056-38., with its registered office at Av. Roque Petroni Jr. 1464, Morumbi, São Paulo – SP; of SERGIPE, registered at the CNPJ/MF under the no. 02.449.992/0232-96., with head office at Av. Francisco Porto, 686, 13 de Julho, Aracaju –SE; of TOCANTINS, registered at the CNPJ/MF under the no. 02.449.992/0193-45, with head office at Av. NS-2, 104 Sul, conjunto 03, lote 01, sala 2, Centro Palmas – TO, hereby represented according to its statutes, hereinafter referred to as “VIVO”, and on the other side, as “COMPANY”, TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LDA., registered at the CNPJ/MF under the no. 08.462.355/0001-04, with head office at Rua James Joule, 62, conj. 162, Bairro Cidade Monções, São Paulo- SP, hereinafter referred to as COMPANY, hereby represented by its undersigned proxy(ies); together referred to as “Parties”,

WHEREAS:

(i)	On 20 March, 2007 the above referred parties entered into an Umbrella Agreement on the provision of aggregated value services, thereinafter referred to simply as “Agreement”, the effective period of which will terminate on 19 March, 2012;

(ii)	On 01 October, 2011 by means of an Extraordinary General Assembly, VIVO PART granted goods, rights and obligations of its operations related to the provision of personal mobile services (SMP), as well as Authorizations to VIVO, to provide SMP services in the state of Minas Gerais;

(iii)	On 03 October 2011 by means of an Extraordinary General Assembly VIVO PART was incorporated by its controlling entity, Telecomunicações de São Paulo, S/A – Telesp; contributing, thus to the continuity of the process of simplification of the corporate structure;

(iv)	By mutual agreement they wish to extend the effective period of the Agreement, amend the commercial conditions, as well as to make it fitting for the corporate reorganization process; have agreed to enter into the following Amendment to the Umbrella Agreement for Provision of Aggregated Value Services, in accordance with the following conditions:

FIRST CLAUSE – OBJECT

1.1.	The object of the present Amendment is:

1.1.1 Substitution, with retroactive effects until 01 October, 2011 of the contracting party VIVO, as a result of the corporate reorganization of VIVO, referred to under Consideration (ii) of the present Amendment;

1.1.2 Alteration of the effective period of the Agreement. As a result of this alteration, Clause 3.1. of the Agreement will have the following wording:

“3.	ON THE EFFECTIVE PERIOD

3.1. The effective period of the present Agreement will commence on 20 March, 2007 and will reach its end on 19 March, 2013, and may be extended by means of an amendment to be entered into by the Parties.”

1.1.3. Alteration of the disposition of Clause 7.10 – Prices and assignment conditions – of the Agreement will have the following wording:

“7.10 The payment documents must be issued for VIVO S.A. pursuant to the below information and indicating the amounts featured in the reports in compliance with paragraph 7.3:

7.10.1 VIVO S.A.: Av. Higienópolis, 1365, Centro, Londrina – PR,

CEP 86010-010; CNPJ: 02.449.992/0001-64 / IE: 9.015.982.664

7.10.2 All payment documentation must be delivered at Janela Única, located at Av. Roque Petroni Júnior, 1464 – Andar Térreo – São Paulo/ SP- Cep: 04707-000.”

SECOND CLAUSE – ON THE RATIFICATION

2.1 All other clauses, paragraphs, subparagraphs and conditions of the referred Agreement will remain unchanged and are hereby ratified by the Parties in all that is not in conflict with the present document.

In witness thereof the Parties have entered into this Amendment in 2 (two) original versions of equal content and form, in the presence of 2 (two) witnesses, in order for this document to produce its legal and regular effects.

São Paulo, 01 March, 2012

(illegible signature and stamp)		(illegible signature and stamp)
VIVO, S.A.

TOTAL SPIN BRASIL SERVIÇOS DE TELECOMUNICAÇÕES LTDA

Witnesses:

1.	(illegible signature and stamp)	2.	(illegible signature and stamp)
Name:			Name:
CPF:			CPF: